UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2006
                                                         ----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     001-31566                 42-1547151
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                          07306-4599
------------------------------------------                          ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
               -------------

     On January 25, 2006, Provident Financial Services, Inc. (the "Company") issued a press release reporting that the Company's Annual Meeting of Stockholders will be held on Wednesday, April 26, 2006, at 10:00 a.m. local time, at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey.

     The Annual Meeting of Stockholders is being held for the purposes of considering and voting on the election of five directors and the ratification of the appointment of the Company's independent auditors. The record date for determining stockholders of record entitled to notice of the Annual Meeting and to vote is the close of business on March 3, 2006.

     A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (c)  Exhibits.

               Exhibit No.              Description
               -----------              -----------

                99.1 Press release issued by the Company on January 25, 2006 announcing information relating to its Annual Meeting of Stockholders to be held on April 26, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     PROVIDENT FINANCIAL SERVICES, INC.



DATE:  January 25, 2006         By:  /s/ Paul M. Pantozzi
                                     -------------------------------------------
                                     Paul M. Pantozzi
                                     Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1 Press release issued by the Company on January 25, 2006 announcing information relating to its Annual Meeting of Stockholders to be held on April 26, 2006.